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                                                                   EXHIBIT 10.27


                              OFFICE LEASE BETWEEN
                           PLAYHOUSE SQUARE FOUNDATION
                                       AND
                              ADVANTIX (OHIO), INC.



LEASE AGREEMENT (herein called the "Lease") entered into as of the 1st day of October, 1997, between Playhouse Square Foundation, an Ohio Not-for-profit Corporation, (herein called "Lessor"), and Advantix (Ohio), Inc., a Delaware Corporation, (herein called "Lessee").

                                   WITNESSETH:

1. DEMISE. For the rent and term and upon the terms, conditions, limitations and provisions hereinafter set forth, Lessor leases to Lessee and Lessee hires from Lessor the space (herein called the "Premises") consisting of approximately 9,500 usable square feet on the entire fourth floor and the occupied portion of the third floor in the building known as The Loews Building (herein called the "Building") located at 1515 Euclid Avenue, Cleveland, Ohio.

2. TERM. The term of this Lease shall be four years, commencing on January 1, 1997, and terminating on December 31, 2001.

3. USE. Lessee shall use and occupy the premises only for general office use and operation of a phone center and for no other purposes.

4. ANNUAL BASE RENT. Lessee shall pay Lessor as rent for the premises the sum as shown in Schedule A attached hereto, payable in advance, without deduction or set-off, on the first day of each and every calendar month of the term, at the offices of Lessor, 1501 Euclid Avenue, Suite 810, Cleveland, Ohio 44115, or at such other place as Lessor may, from time to time, in writing, designate.

5. BUILDING SERVICES. Provided Lessee is not in default under any of the terms and provisions of this Lease. Lessor shall furnish Lessee with the following services:

         (a) cleaning, janitor and window washing services;

         (b) all utility services, including heat, electric, and water;

         (c) passenger elevator service;

         (d) phone system and equipment;

         (e) Hewlett-Packard computer hardware.

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         Lessee agrees that Lessor shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service, or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building after reasonable effort so to do, by any accident or casualty whatsoever, by act or default of Lessee or other parties, or by any other cause beyond Lessor's reasonable control; and such failures or delays or diminution shall not be deemed to constitute an eviction or disturbance of Lessee's use and possession of the premises or relieve the Lessee from paying Rent or performing any of its obligations under this Lease. Lessor also reserves the right to temporarily suspend, delay, or discontinue furnishing any of the services to be provided by Lessor under this Lease, without abatement or diminution in Rent and without any liability to Lessee as a result thereof, for such inspections, cleaning, repairs, replacements, alterations, improvements or renewals as may, in Lessor's reasonable judgment, be desirable or necessary to be made; provided that such services shall not, to the extent reasonably feasible, be suspended for such purposes during Lessee's normal business hours unless Lessor shall, to the extent reasonably possible under the circumstance, have given Lessee advance notice of any proposed suspension of services.

6. SURRENDER OF POSSESSION. Upon the expiration of the term or upon the termination of Lessee's right of possession, Lessee shall, at Lessee's sole cost and expense, forthwith surrender the premises to Lessor in good order, repair and condition, ordinary wear excepted. Any interest of Lessee in the alterations, improvements, and additions to the premises made or paid for by Lessor or Lessee shall, without compensation to Lessee, become Lessor's property at the termination of this Lease. Prior to the termination of the term of Lessee's right of possession, Lessee shall remove its office furniture, trade fixtures, office equipment, and all other items of Lessee's property on the premises. Lessee shall pay to Lessor, upon demand, the cost of repairing any damage to the premises and to the Building caused by any such removal.

7. USE AND OCCUPANCY. In the use and occupancy of the premises, Lessee shall:

         (a) comply with all laws, ordinances, rules, regulations, and orders of any governmental authorities having jurisdiction over the premises or over the use and occupancy thereof;

         (b) keep and maintain the premises in good order, condition and repair, and promptly make all repairs or replacements becoming necessary during the term excluding, supports, columns and foundation;

         (c) not install in the premises any apparatus or equipment which shall interfere with or impair the maintenance or operation of any building system, including, without limitation, the electrical, plumbing, heating, ventilating, and air-conditioning systems;

         (d) not conduct any activity or install in the premises any apparatus or equipment which shall result (i) in the cancellation of any insurance covering or relating to the Building, or (ii) without Lessor's prior written approval, in any increase in insurance premiums in respect of any insurance covering or relating to the Building;


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         (e) not permit any so-called hazardous or toxic wastes or substances to be placed or maintained within the premises or the Building, unless otherwise approved by Lessor in writing.

8. ASSIGNMENT AND SUBLETTING. Lessee shall not sublet the premises or any part thereof, nor assign this Lease or any interest therein, nor permit any business to be operated in or from the premises by any person, firm or corporation other than Lessee.

9. RIGHTS RESERVED BY LESSOR. Lessor reserves the following rights:

         (a) to enter the premises at all reasonable times and upon reasonable notice except in the case of emergency (1) for the making of such inspections, repairs, alterations, improvements, or additions of, or to, the premises or the Building as Lessor may deem necessary or desirable; and (2) for any purpose whatsoever related to the safety, protection, preservation, or improvement of the premises or of the Building or of Lessor's interest therein;

         (b) at any time or times, Lessor, either voluntarily or pursuant to governmental requirement, may, at Lessor's expense, make repairs, alterations, or improvements in or to the Building or any part thereof, and, during such times, may temporarily close entrances, doors, corridors, elevators, or other public facilities; and

         (c) to charge Lessee any additional expense (including overtime or premium costs incurred by Lessor) in the event repairs, alterations, decorating, or other work in the premises or the Building are, at Lessee's request, not made during ordinary business hours.

         Lessor may exercise all or any of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Lessee's use and occupancy, without being liable in any manner to Lessee, and without elimination or abatement of rent, or payment of other compensation, and such acts shall in no way affect this Lease.

10. ENTIRE AGREEMENT. This Lease contains the entire agreement of the parties hereto as to the subject matter hereof, and there are no agreements, promises, covenants, warranties, or representations other than as set forth herein.



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         IN WITNESS WHEREOF, Lessor and Lessee have respectively signed this
Lease Agreement as of the day, month, and year first above written.

Signed and acknowledged                           LESSOR
in the presence of:
                                                  PLAYHOUSE SQUARE FOUNDATION

/s/ Patricia A. Gaul                              By: /s/ Art Falco
-------------------------------                       --------------------------
Signature                                             Art J. Falco
                                                      President

Patricia A. Gaul
-------------------------------
Printed Name

/s/ Estelle J. Geiss
-------------------------------
Signature

Estelle J. Geiss
-------------------------------
Printed Name

                                                  LESSEE
                                                  ADVANTIX (OHIO), INC.

/s/ Tom Gimple                                    By: /s/ Tom Pascoe
-------------------------------                       --------------------------
Signature                                             Thomas Pascoe
                                                      Chief Operating Officer

Tom Gimple
-------------------------------
Printed Name

/s/ Shirish Patel
-------------------------------
Signature

Shirish Patel
-------------------------------
Printed Name


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                                   SCHEDULE A
                                       TO
                              OFFICE LEASE BETWEEN
                           PLAYHOUSE SQUARE FOUNDATION
                                       AND
                              ADVANTIX (OHIO), INC.

THIS SCHEDULE A, COMPRISING PARAGRAPH 11, IS ANNEXED TO AND FORMS A PART OF THE LEASE AGREEMENT DATED AS OF THE 1ST DAY OF OCTOBER, 1997, BETWEEN PLAYHOUSE SQUARE FOUNDATION, AS LESSOR, AND ADVANTIX (OHIO), INC., AS LESSEE, COVERING THE FOURTH FLOOR AND THE OCCUPIED PORTION OF THE THIRD FLOOR OF THE LOEWS BUILDING, 1515 EUCLID AVENUE, CLEVELAND, OHIO.

11. THE ANNUAL BASE RENT, as described in Paragraph 4, shall be the following:

YEAR ONE (October 1, 1997 through September 30, 1998) the annual sum of $233,124, payable in monthly installments of $19,427.

YEAR TWO (October 1, 1998 through September 30, 1999) the annual sum of $194,334, payable in monthly installments of $16,195.

YEAR THREE (October 1, 1999 through September 30, 2000) the annual sum of $127,473, payable in monthly installments of $10,623.

YEAR FOUR (October 1, 2000 through September 30, 2001) the annual sum of $119,733, payable in monthly installments of $9,978.


Additionally, the lease period ending date for the Hewlett-Packard lease and the two phone leases is April, 1999, June, 2000, and December 1, 2001, respectively. At the termination of the leases, the fair market buy-out amount will be added to the ANNUAL BASE RENT, as described above.



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                                    ADVANTIX

                   OCCUPANCY EXPENSES - CLEVELAND CALL CENTER

                       COMMENCING 10/1/97 THROUGH 9/30/01

                     YEAR 1        YEAR 2      YEAR 3      YEAR 4
Base Rent (1)      $  87,875    $  95,000   $  95,000   $  95,000
HP Lease  (2)        110,196       64,281           0           0
Phone Leases (3)      24,048       24,048      21,468      13,728
Build-out (4)         11,005       11,005      11,005      11,005

TOTAL              $ 233,124    $ 194,334   $ 127,473   $ 119,733

Monthly Payment    $  19,427    $  16,195   $  10,623   $   9,978

(1)  9,500 Sq. Ft. @ $9.25/sq. ft. year 1, $10.00/sq. ft. years 2-4
(2)  $9,183 per month through 4/99
(3)  $2,004 per month through 6/00, $1,144 per month through 12/01
(4)  $44,020 over 48 months